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                                                                EXHIBIT 10.6



                        SUBURBAN LODGES OF AMERICA, INC.



               NON-EMPLOYEE DIRECTORS' STOCK OPTION AND FEE PLAN
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                               TABLE OF CONTENTS


ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION  . . . . . . . . . . . . . . . . . . . . .   1
                 1.1 Establishment of the Plan  . . . . . . . . . . . . . . . . . . . . . .   1
                 1.2 Purpose of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . .   1
                 1.3 Duration of the Plan . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE 2.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

ARTICLE 3.  ADMINISTRATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

ARTICLE 4.  SHARES SUBJECT TO THE PLAN  . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 4.1 Number of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 4.2 Lapsed Awards  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 4.3 Adjustments In Authorized Shares . . . . . . . . . . . . . . . . . . .   7

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . . .   8

ARTICLE 6.  STOCK OPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 6.1 Grant of Options . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 6.2 Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 6.3 Option Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 6.4 Duration of Options  . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 6.5 Exercise of Options  . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 6.6 Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                 6.7 Termination of Service As A Director . . . . . . . . . . . . . . . . .  10
                 6.8 Limited Transferability  . . . . . . . . . . . . . . . . . . . . . . .  11
                 6.9 Shareholder Rights . . . . . . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE 7. PAYMENT OF DIRECTOR'S FEES BY AWARD OF RESTRICTED STOCK  . . . . . . . . . . . .  12
                 7.1 Grants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 7.2 Restricted Period; Lapse of Restrictions . . . . . . . . . . . . . . .  12
                 7.3 Rights of Holder; Limitations Thereon  . . . . . . . . . . . . . . . .  12
                 7.4 Delivery of Unrestricted Shares  . . . . . . . . . . . . . . . . . . .  14
                 7.5 Nonassignability of Restricted Stock . . . . . . . . . . . . . . . . .  14

ARTICLE 8. BENEFICIARY DESIGNATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

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
ARTICLE 9.  CHANGE IN CONTROL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                  9.1 Occurrence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                  9.2 Definition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

ARTICLE 10.  AMENDMENT, MODIFICATION AND TERMINATION  . . . . . . . . . . . . . . . . . . .  17
                 10.1 Amendment, Modification and Termination . . . . . . . . . . . . . . .  18
                 10.2 Awards Previously Granted . . . . . . . . . . . . . . . . . . . . . .  18

ARTICLE 11.  INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

ARTICLE 12.  SUCCESSORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

ARTICLE 13.  LEGAL CONSTRUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 13.1 Gender and Number . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 13.2 Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 13.3 Requirements of Law . . . . . . . . . . . . . . . . . . . . . . . . .  20
                 13.4 Regulatory Approvals and Listing  . . . . . . . . . . . . . . . . . .  20
                 13.5 Securities Law Compliance . . . . . . . . . . . . . . . . . . . . . .  20
                 13.6 Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20


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                        SUBURBAN LODGES OF AMERICA, INC.

               NON-EMPLOYEE DIRECTORS' STOCK OPTION AND FEE PLAN


ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION

         1.1 ESTABLISHMENT OF THE PLAN. Suburban Lodges of America, Inc., a Georgia corporation (hereinafter referred to as the "COMPANY"), hereby establishes a stock option and directors' fee plan for directors who are not employees of the Company known as the "Suburban Lodges of America, Inc. Non-Employee Directors' Stock Option and Fee Plan" (the "PLAN"), as set forth in this document. The Plan grants Stock Options and Restricted Stock to non-employee directors of the Company in consideration of their service as directors.

         The Plan shall become effective on the date it is approved by the Company's shareholders and Board of Directors (the "EFFECTIVE DATE") and shall remain in effect as provided in SECTION 1.3.

         1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to secure for the Company and its shareholders the benefits of the incentive inherent in stock ownership in the Company by directors who are not employees of the Company but who oversee its future growth and continued success. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants as directors of the Company upon whose judgment, interest and special effort the successful conduct of its operation largely depends.

         1.3 DURATION OF THE PLAN. The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to ARTICLE 10, until the day prior to the tenth (10th) anniversary of the Effective Date.

ARTICLE 2.  DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings set forth below:

         (a) "Administrator" means the Director or Directors appointed by the Board to administer the Plan.

         (b) "Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

         (c) "Award" means, individually or collectively, a grant under this Plan of Options or Restricted Stock.

         (d) "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the Exchange Act.

         (e) "Board" or "Board of Directors" means the Board of Directors of the Company.

         (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         (g) "Common Stock" means the common stock of the Company, par value $.01 per share.

         (h) "Company" means Suburban Lodges of America, Inc., a Georgia corporation, or any successor thereto as provided in ARTICLE 12.

         (i) "Director" means any individual who is a member of the Board of Directors of the Company. Only Directors who are not employees of the Company or a Subsidiary shall be eligible to participate

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

                 and shall be referred to herein as an "Eligible Director" or "Eligible Directors."

         (j) "Disability" shall have the meaning consistent with Section 22(e)(3) of the Code.

         (k) "Effective Date" shall have the meaning ascribed to such term in SECTION 1.1.

         (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         (m)     "Fair Market Value" shall be determined as follows:

                 (i) If, on the relevant date, the Shares are traded on a national or regional securities exchange or on The Nasdaq Stock Market ("Nasdaq") and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

                 (ii) If, on the relevant date, the Shares are not listed on any securities exchange or traded on Nasdaq, but nevertheless are publicly traded and reported on Nasdaq without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by Nasdaq; but, if there are no bid and asked quotations in the over-the-counter market as reported by Nasdaq on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the immediately preceding day such bid and asked prices were quoted; and



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                 (iii)     If, on the relevant date, the Shares are not
                           publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Administrator.

         (n) "Insider" shall mean a Participant who is, on the relevant date, an officer or a director, or a ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act or any successor provisions, all as defined under
                 Section 16 of the Exchange Act.

         (o)     "Option" means an option to purchase Shares granted under
                 ARTICLE 6.

         (p) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option which shall be the Fair Market Value of a Share on the date an Option is granted.

         (q) "Participant" means an Eligible Director of the Company who has been granted an Award under the Plan which is outstanding.

         (r)     "Person" shall have the meaning ascribed to such term in
                 Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof or any corresponding successor provisions of the Exchange Act.

         (s) "Restricted Stock" means an Award of Common Stock as a Director's fee, granted in accordance with the terms of
                 ARTICLE 7 and the other provisions of the Plan, which is nontransferable and subject to a substantial risk of forfeiture. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms hereof and



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

                 the applicable Agreement, they become transferable and free of substantial risks of forfeitures.

         (t)     "Shares" means the shares of Common Stock of the Company.

         (u) "Subsidiary" means any corporation, partnership, joint venture or other entity in which the Company has a fifty percent (50%) or greater voting interest.


ARTICLE 3.  ADMINISTRATION

         The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Options and award Common Stock upon such terms (not inconsistent with the provisions of the Plan) as the Administrator may consider appropriate. In addition, the Administrator shall have complete authority to interpret all provisions of the Plan; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator in connection with the administration of the Plan shall be final and conclusive. No Director serving as Administrator shall be liable for any act done in good faith with respect to the Plan. All expenses of administering the Plan shall be borne by the Company.


ARTICLE 4.  SHARES SUBJECT TO THE PLAN

         4.1     NUMBER OF SHARES.  Subject to adjustment as provided in
SECTION 4.3, the total number of Shares available for grant of Awards under the Plan shall be an aggregate of one hundred thousand (100,000) Shares. These Shares may, in the discretion of the Company, be either authorized



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

but unissued Shares or Shares held as treasury shares, including Shares purchased by the Company.

         The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

                 (a) While an Option or Restricted Stock Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

                 (b) The grant of an Option or Shares of Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

         4.2 LAPSED AWARDS. If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason, any Shares subject to such Award shall again be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under
Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

         4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code
Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Administrator, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure Awards of whole Shares.


ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

         Eligibility shall be limited to Eligible Directors. Each Eligible Director shall become a Participant at the time he enters into an Agreement evidencing an Award of an Option or Restricted Stock.


ARTICLE 6.  STOCK OPTIONS

         6.1 GRANT OF OPTIONS. With regard to the initial grant of Options under this Plan, as of the effective date of the registration statement for the initial public offering of Common Stock, each Eligible Director shall be granted an Option to purchase 1,500 Shares on the terms provided herein with regard to the grant of Options, with the Option Price per Share for such initial grant being the "price to public" in the initial public offering. Thereafter, subject to the terms and provisions of the Plan, Options to purchase 1,500 Shares shall be granted to each Eligible Director at the annual meeting of the Board of Directors immediately following their election or re-election to the Board.

         6.2 AGREEMENT. Each Option grant shall be evidenced by an Agreement that shall specify the Option Price, the duration of the Option, and the number of Shares to which the Option pertains.

         6.3 OPTION PRICE. Except as set forth in SECTION 6.1 with respect to the initial Option grants, the Option Price for each grant of an Option shall be the Fair Market Value of a Share on the date the Option is granted.



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


         6.4 DURATION OF OPTIONS. Except as provided in SECTION 6.7, an Option shall expire on the first anniversary of the date a Participant ceases to be a Director; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its date of grant.

         6.5 EXERCISE OF OPTIONS. Except as provided in SECTION 6.7, Options granted under the Plan shall first be exercisable on the first to occur of: (a) the first anniversary date of the date of grant, or (b) the next annual meeting of the shareholders and in each case, then only if the Participant is still a Director on such date. Options shall continue to be exercisable thereafter as provided herein.

         6.6 PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full, either: (a) in cash, (b) cash equivalent approved by the Administrator, (c) if approved by the Administrator, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for the period required by law, if any, prior to their tender to satisfy the Option Price), or
(d) by a combination of (a), (b) and (c). The Administrator also may allow cashless exercises as permitted under the Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Administrator determines to be consistent with the Plan's purpose and applicable law.

         As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

         6.7 TERMINATION OF SERVICE AS A DIRECTOR. Unless otherwise provided in the Agreement, the following rules shall apply in the event of the Participant's termination of service as a Director:

                 (a) TERMINATION BY DEATH. In the event the Participant dies while a Director, all outstanding Options granted to that Participant shall immediately vest and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by (i) such person(s) as shall have been named as the Participant's beneficiary, (ii) such person(s) that have acquired the Participant's rights under such Options by will or by the laws of descent and distribution, (iii) the Participant's estate or representative of the Participant's estate, or (iv) by a transferee of the Option who has acquired the Option in a transaction that is permitted by SECTION 6.8.

                 (b) TERMINATION BY DISABILITY. In the event the Participant's service as a Director is terminated by reason of Disability, all outstanding Options granted to that Participant shall immediately vest as of the date the Administrator determines the definition of Disability to have been satisfied and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Administrator determines the definition of Disability to have been satisfied, whichever period is shorter, by the Participant's duly appointed guardian or other legal representative.

                 (c) TERMINATION FOR ANY OTHER REASON. If the Participant's Service as a Director is terminated for any other reason, all outstanding Options in which such Director has not vested shall expire. The Options in which such Director has vested shall remain exercisable at any time prior to their expiration date or for a period of one (1) year from the date he ceases to be a Director, whichever period is shorter.

         6.8 LIMITED TRANSFERABILITY. A Participant may transfer an Option granted hereunder, including but not limited to transfers to members of his or her Immediate Family (as defined below), to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners, if (i) the Agreement evidencing such Option expressly provides that the Option may be transferred, (ii) the Participant does not receive any consideration in any form whatsoever for such transfer, (iii) such transfer is permitted with respect to applicable tax laws; and (iv) the Participant is an Insider, such transfer is permitted under Rule 16b-3 of the Exchange Act as in effect from time to time. Any Option so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior to the transfer thereof. Any reference in any such Agreement to the employment by or performance of services for the Company by the Participant shall continue to refer to the employment of, or performance by the transferring Participant. For purposes hereof, "IMMEDIATE FAMILY" shall mean the Participant and the Participant's spouse, children and grandchildren. Any Option that is granted pursuant to any Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution and such Option thus shall be exercisable in the Participant's lifetime only by the Participant.

         6.9 SHAREHOLDER RIGHTS. No Participant shall have any rights as a shareholder with respect to Shares subject to his Option until the issuance of such Shares to the Participant pursuant to the exercise of such Option.




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

ARTICLE 7.  PAYMENT OF DIRECTOR'S FEES BY AWARD OF RESTRICTED STOCK

         7.1 AWARDS. With respect to the initial award of Restricted Stock under this Plan, as of the effective date of the registration statement for the initial public offering of Common Stock, each Eligible Director shall be awarded 1,000 Shares of Restricted Stock subject to the terms hereof that apply to the award of Restricted Stock. Thereafter, 1,000 Shares of Restricted Stock shall be awarded to each Eligible Director as a Director's Fee at the annual meeting of the Directors immediately following their election or re-election to the Board, provided that if the Fair Market Value of such Shares on the date of grant exceeds $10,000, the number of Shares shall be reduced to the number of whole shares which is closest in value to $10,000. Each award of Restricted Stock shall be evidenced by an Agreement containing terms and conditions not inconsistent with the Plan as the Administrator shall determine to be appropriate in its sole discretion.

         7.2 RESTRICTED PERIOD; LAPSE OF RESTRICTIONS. The Director shall not vest in the Restricted Stock until the first to occur of: (a) one year from the date of award, or (b) the date of the next annual meeting of shareholders, and in each case then only if he is a Director on such date.
Upon the vesting of an award of Restricted Stock, all restrictions shall lapse. An award of Restricted Stock shall immediately vest if a Participant suffers a Disability, dies or there is a Change in Control.

         7.3 RIGHTS OF HOLDER; LIMITATIONS THEREON. Upon an award of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock awarded to the Participant shall be registered in the Participant's name and shall be held in custody by the Company or a bank selected by the Administrator for the Participant's account. Following such registration, the Participant shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to receive dividends, if and when declared by the Board of Directors, and to vote such Restricted Stock, except that, the following restrictions shall apply:

                 (a) The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions in the Agreement;

                 (b) None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the restricted period and until the satisfaction of any and all other conditions in the Agreement; and

                 (c) All of the Shares of Restricted Stock that have not vested under the terms of the grant of Restricted Stock shall be forfeited and all rights of the Participant to such Shares of Restricted Stock shall terminate without further obligation on the part of the Company. Upon the forfeiture of any shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Participant and shall, in accordance with
                           SECTION 4.2, again be available for grant under the Plan.

         With respect to any Shares received as a result of adjustments under
SECTION 4.3 hereof and any Shares received with respect to cash dividends declared on Restricted Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this
SECTION 7.

         7.4 DELIVERY OF UNRESTRICTED SHARES. Upon the Participant's full vesting in any Shares of Restricted Stock and the satisfaction of any and all other conditions in the Agreement, the restrictions applicable to such Shares of Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, to the holder of the


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

Restricted Stock. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional share to the holder thereof.

         7.5 NONASSIGNABILITY OF RESTRICTED STOCK. No grant of, nor any right or interest of a Participant in or to, any Restricted Stock, or in any instrument evidencing any grant of Restricted Stock under the Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.


ARTICLE 8.  BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company and shall be effective only when filed by the Participant, in writing, with the Company during the Participant's lifetime.
In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

         The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of a beneficiary or beneficiaries other than the spouse.


ARTICLE 9.  CHANGE IN CONTROL

         9.1 OCCURRENCE. Upon the occurrence of a Change in Control, except as provided in the Agreement or unless otherwise specifically prohibited by the terms of ARTICLE 13 hereof:


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

                 (a) All Options granted hereunder shall become fully vested and immediately exercisable;

                 (b) All restrictions on a grant of Restricted Stock shall lapse and such Restricted Stock shall be delivered to the Participant in accordance with
                           SECTION 7.4;

         9.2 DEFINITION. For purposes of the Plan, a "Change in Control" shall be deemed to have occurred if:

                 (a) An acquisition by any Person of Beneficial Ownership of the shares of Common Stock of the Company then outstanding (the "COMPANY COMMON STOCK OUTSTANDING") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "COMPANY VOTING SECURITIES OUTSTANDING"), if such acquisition of Beneficial Ownership results in the Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or any successor thereto) twenty-five percent (25%) or more of the Company Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of the Company Voting Securities Outstanding; provided, that immediately prior to such acquisition such Person was not a direct or indirect Beneficial Owner of twenty-five percent (25%) or more of the Company Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of Company Voting Securities Outstanding, as the case may be; or

                 (b) The approval of the shareholders of the Company of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction (in each case referred to in this SECTION 9.2 as a "CORPORATE


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

                           TRANSACTION") or, if consummation of such Corporate Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); or

                 (c) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this SECTION 9.2 that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such
                           Rule), or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, shall not be so considered as a member of the Incumbent Board.

                           Notwithstanding the provisions set forth in subsections (a) and (b), the following shall not constitute a Change in Control for purposes of this
                           Plan: (1) any acquisition of shares of Common Stock by, or consummation of a Corporate Transaction with, any Subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or an affiliate; or (2) any acquisition of shares of Common Stock, or consummation of a Corporate Transaction, following which more than fifty percent (50%) of, respectively, the shares then outstanding of common stock of the corporation resulting from such acquisition or Corporate Transaction and the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners, respectively, of the Company Common Stock Outstanding and Company Voting Securities Outstanding immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of the Company Common Stock Outstanding and Company Voting Securities Outstanding, as the case may be.

ARTICLE 10.  AMENDMENT, MODIFICATION AND TERMINATION

         10.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that, unless approved by the holders of a majority of the total number of Shares of the Company represented and voted at a meeting at which a quorum is present, no amendment shall be made to the Plan if such amendment would (a) materially modify the eligibility requirements provided in
ARTICLE 5; (b) increase the total number of Shares (except as provided in SECTION 4.3) which may be granted under the Plan, as provided in SECTION 4.1;
(c) extend the term of the Plan; or (d) amend the Plan in any other manner which the Board, in its discretion, determines should become effective only if approved by the shareholders even though such shareholder approval is not expressly required by the Plan or by law. No amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders.

         10.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award. The Administrator shall, with the written consent of the Participant holding such Award, have the authority to cancel Awards outstanding and grant replacement Awards therefor.


ARTICLE 11.  INDEMNIFICATION

         Each person who is or shall have been the Administrator or a Director shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.



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

ARTICLE 12.  SUCCESSORS

         All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.


ARTICLE 13.  LEGAL CONSTRUCTION

         13.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         13.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         13.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         13.4 REGULATORY APPROVALS AND LISTING. The Company shall not be required to issue any certificate or certificates for Shares under the Plan prior to (i) obtaining any approval from any governmental agency which the Company shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange or Nasdaq on which the Company's Shares may be listed, and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulations of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

         Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

         13.5 SECURITIES LAW COMPLIANCE. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

         13.6 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Georgia.


         AS APPROVED BY THE BOARD OF DIRECTORS AND SHAREHOLDERS OF SUBURBAN LODGES OF AMERICA, INC. ON March 26, 1996.


                                        SUBURBAN LODGES OF AMERICA, INC.



                                        By:
                                           -----------------------------
                                           David E. Kirscher
                                           Chairman of the Board,
                                           President and Chief
                                           Executive Officer




                                     -19-